Prudential Investment Portfolios 12

PGIM QMA Large-Cap Core Equity PLUS Fund (the Fund)

Supplement dated February 12, 2021 to the

Currently Effective Summary Prospectus, Prospectus

and Statement of Additional Information (SAI)

Peter Xu, PhD has announced his intention to retire in the 4th quarter of 2021. Effective immediately, Patrick McDonough will be added as a portfolio manager for the Fund. Stacie L. Mintz, CFA, and Devang Gambhirwala will continue to serve as portfolio managers for the Fund.

To reflect this change, the Summary Prospectus, Prospectus and SAI are hereby revised as follows:

1.The table in the section of the Summary Prospectus and Prospectus entitled "Management of the Fund" is hereby revised by adding the information set forth below with respect to Mr. McDonough and by adding the footnote set forth below with respect to Mr. Xu:

Investment	Subadviser	Portfolio
Managers		Managers

PGIM Investments	QMA LLC	Peter Xu, PhD*
LLC

Patrick
McDonough

*Mr. Xu has announced his intention to retire in the 4th quarter of 2021.

Title	Service Date

Managing Director and	September 2017
Co-Head of Quantitative
Equity
Principal and Portfolio	February 2021
Manager

2.The section of the Prospectus entitled "How the Fund is Managed – Portfolio Managers", is hereby revised by adding the following professional biography for Mr. McDonough:

Patrick McDonough is a Principal and Portfolio Manager for QMA working within the Quantitative Equity team. In this capacity, he serves as a subject matter expert, and performs research and analysis for Quantitative Equity portfolios. Prior to joining QMA, Patrick was a Global Portfolio Strategist at State Street Global Advisors, with a focus on quantitative strategies. Previously, Patrick worked at Goldman Sachs, first as a Researcher on the Quantitative Investment Strategies team and then as Co-Head of Systematic Strategies at GSAM AIMS, providing solutions for OCIO and high net worth clients. Patrick was also a Quantitative Portfolio Manager and Researcher for the Multi-Asset Solutions team at AllianceBernstein. He earned a BA in both history and economics at the College of the Holy Cross.

3.The table in the section of the SAI entitled "Management & Advisory Arrangements - The Fund's Portfolio Managers: Information About Other Accounts Managed" is hereby revised by adding the information pertaining to Mr. McDonough set forth below:

Subadviser	Portfolio	Registered Investment	Other Pooled	Other Accounts/
	Managers	Companies/Total	Investment Vehicles/	Total Assets
		Assets	Total Assets
	Patrick			33/$5,105,508,696
QMA LLC	McDonough*	15/$2,029,543,065	10/$2,867,358,858	5/$1,897,718,168

*Information is as of December 31, 2020.

4.The table in the section of the SAI entitled "Management & Advisory Arrangements - The Fund's Portfolio Managers: Personal Investments and Financial Interests" is hereby revised by adding the information pertaining to Mr. McDonough set forth below:

Personal Investments and Financial Interests of the Portfolio Managers

Subadviser	Portfolio Managers	Investments and Other Financial
Interests
in the Fund and Similar Strategies*
QMA LLC	Patrick McDonough**	$100,001-$500,000

*"Investments and Other Financial Interests in the Fund and Similar Strategies" include the Fund and all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and policies that are similar to those of the Fund. "Other Investment Accounts" in similar strategies include other Prudential mutual funds, insurance company separate accounts, and collective and commingled trusts. "Investments" include holdings in the Fund and in investment accounts in similar strategies, including shares or units that may be held through a 401(k) plan and/or deferred compensation plan. "Other Financial Interests" include interests in the Fund and in investment accounts in similar strategies resulting from awards under an investment professional's long-term compensation plan, where such awards track the performance of certain strategies and are subject to increase or decrease based on the annual performance of such strategies.

The dollar range for Patrick McDonough's investment in the Fund is as follows: $100,001-$500,000.

**Information is as of December 31, 2020.

LR1352